Exhibit 99.3

AMENDMENT NO. 1

dated as of January 31, 2008

among

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2006-A-F,

FINANCIAL SECURITY ASSURANCE INC.,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

to

the AmeriCredit Automobile Receivables Trust 2006-A-F

Spread Account Agreement, dated as of July 12, 2006

AMENDMENT NO. 1 TO THE SPREAD ACCOUNT AGREEMENT

AMENDMENT NO. 1, dated as of January 31, 2008 (the “Amendment”) by and among AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2006-A-F (“Trust”), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company (“Financial Security”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”) in its capacity as Trustee under the Indenture related to the Spread Account Agreement (as defined below) and as Collateral Agent under the Spread Account Agreement (as defined below).

PRELIMINARY STATEMENT

Reference is made to the Spread Account Agreement dated as of July 12, 2006, among Trust, Financial Security and Wells Fargo (as amended, modified or supplemented, the “Spread Account Agreement”).

RECITAL

WHEREAS, Trust, Financial Security, and Wells Fargo (collectively, the “Amending Parties”) have executed the Spread Account Agreement and the Amending Parties desire to amend the Spread Account Agreement in certain respects as provided below.

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment (including in the Preliminary Statement and the Recital) shall have the meaning given such terms, directly or by incorporation by reference, in the Spread Account Agreement, as identifiable from the context in which such term is used.

ARTICLE II

AMENDMENTS

SECTION 2.1. Amendments to Section 1.01 of the Spread Account Agreement.

(a) Section 1.01 of the Spread Account Agreement is hereby amended by adding the following definitions in alphabetical order:

““Additional Securitizations” means any securitization of automobile loans or installment sale contracts sponsored by AmeriCredit Corp. or any affiliate thereof that is insured by Financial Security and (i) is issued in 2008 as part of AmeriCredit Corp.’s “AmeriCredit Automobile Receivables Trust” program (also known as AmeriCredit Corp.’s “AMCAR” program) or any successor to such program, including, without limitation, any securitization insured by Financial Security that is issued under the registration statement bearing file number 333-146701 or under any successor to such registration statement or (ii) is identified as an “Additional Securitization” in the spread account agreement for such securitization.”

““AmeriCredit Securitization” means the Additional Securitizations and the Existing AmeriCredit Securitizations.”

““Existing AmeriCredit Securitization” means any of AmeriCredit Automobile Receivables Trust 2004-D-F, AmeriCredit Automobile Receivables Trust 2005-C-F, AmeriCredit Automobile Receivables Trust 2006-A-F, AmeriCredit Automobile Receivables Trust 2007-B-F, and AmeriCredit Automobile Receivables Trust 2007-D-F.”

““LBAC Securitization” means any of Long Beach Acceptance Auto Receivables Trust 2004-A, Long Beach Acceptance Auto Receivables Trust 2004-B, Long Beach Acceptance Auto Receivables Trust 2004-C, Long Beach Acceptance Auto Receivables Trust 2005-A, Long Beach Acceptance Auto Receivables Trust 2005-B, Long Beach Acceptance Auto Receivables Trust 2006-A, Long Beach Acceptance Auto Receivables Trust 2006-B and Long Beach Acceptance Auto Receivables Trust 2007-A.”

““Release Instruction Letter” means a letter of instruction from the Servicer addressed to and acknowledged by the Collateral Agent and FSA, substantially in the form of Exhibit A hereto.”

““Securitizations” means the AmeriCredit Securitizations and the LBAC Securitizations.”

““Sharing-Eligible AmeriCredit Securitization” means any AmeriCredit Securitization (a) from and after the first time at which both (i) the amount on deposit in the related spread account has equaled or exceeded the “Requisite Amount” (as defined in the related spread account agreement) and (ii) the “Pro Forma Note Balance” (as defined in the related spread account agreement) has equaled or been less than the “Required Pro Forma Note Balance” (as defined in the related spread account agreement), (b) from and after the 15th “Distribution Date” (as defined in the related spread account agreement) or (c) with respect to which an “Insurance Agreement Event of Default” (as defined in the related spread account agreement) has occurred.”

““Sharing-Eligible LBAC Securitization” means (a) each of Long Beach Acceptance Auto Receivables Trust 2006-A, Long Beach Acceptance Auto Receivables Trust 2006-B and Long Beach Acceptance Auto Receivables Trust 2007-A transactions and (b) any other LBAC Securitization (x) from and after the first time at which the

“Total Enhancement Amount” (as defined in the related spread account agreement) has equaled or exceeded the “Required Total Enhancement Amount” (as defined in the related spread account agreement) or (y) with respect to which an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), other than an “Excluded Insurance Agreement Event of Default” (as defined in the related spread account agreement), has occurred.”

““Sharing-Eligible Securitization” means any Sharing-Eligible LBAC Securitization and Sharing-Eligible AmeriCredit Securitization.”

““Total Enhancement Shortfall” means (a) with respect to a Sharing-Eligible LBAC Securitization (other than Long Beach Acceptance Auto Receivables Trust 2004-B, Long Beach Acceptance Auto Receivables Trust 2005-A and Long Beach Acceptance Auto Receivables Trust 2006-B) on any date of determination, (i) prior to the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), other than an “Excluded Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the “Required Total Enhancement Amount” (as defined in the related spread account agreement but calculated without regard to whether a “Trigger Event” (as defined in the related spread account agreement) has occurred) for such Sharing-Eligible LBAC Securitization exceeds the “Total Enhancement Amount” (as defined in the related spread account agreement) for such Sharing-Eligible LBAC Securitization or (ii) after the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), other than an “Excluded Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the amount on deposit in the spread account for such Sharing-Eligible LBAC Securitization is less than the “Requisite Amount” (as defined in the related spread account agreement) for such Sharing-Eligible LBAC Securitization, (b) with respect to a Sharing-Eligible LBAC Securitization that is any of Long Beach Acceptance Auto Receivables Trust 2004-B, Long Beach Acceptance Auto Receivables Trust 2005-A and Long Beach Acceptance Auto Receivables Trust 2006-B, the excess of the related “Requisite Amount” (as defined in the related spread account agreement but calculated without regard to whether a “Trigger Event” (as defined in the related spread account agreement) has occurred) over the amount on deposit in the related spread account and (c) with respect to a Sharing-Eligible AmeriCredit Securitization on any date of determination, (i) the sum of (x) prior to the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the “Requisite Amount” (as defined in the related spread account agreement but calculated without regard to whether a “Trigger Event” (as defined in the related spread account agreement) has occurred) for such Sharing-Eligible AmeriCredit Securitization exceeds the amount on deposit in the spread account for such Sharing-Eligible AmeriCredit Securitization plus (y) the amount of any “Accelerated Payment Amount Shortfall” (as defined in the related spread account agreement) remaining after application of funds available in the related spread account for such Sharing-Eligible AmeriCredit Securitization or (ii) after the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the amount on deposit in the spread account for such Sharing-Eligible AmeriCredit Securitization is less than the “Requisite

Amount” (as defined in the related spread account agreement) for such Sharing-Eligible AmeriCredit Securitization; provided that, notwithstanding the foregoing, the Total Enhancement Shortfall with respect to the Long Beach Acceptance Auto Receivables Trust 2006-A, Long Beach Acceptance Auto Receivables Trust 2006-B and Long Beach Acceptance Auto Receivables Trust 2007-A transactions shall equal $10,938,631, $22,779,000 and $26,414,777, respectively, for the Payment Date occurring in February 2008.”

SECTION 2.2. Amendments to Section 3.03 of the Spread Account Agreement.

(a) Section 3.03(b) subclause SECOND of the Spread Account Agreement is hereby amended by deleting the phrase “and fourth, to the Certificateholder free and clear of the Lien established hereunder.” in its entirety and replacing it with the following:

“fourth, pari passu and pro rata (on the basis of the Total Enhancement Shortfall) to the spread account for each Sharing-Eligible Securitization with respect to which there exists on such day a Total Enhancement Shortfall (based on the amount then on deposit in the spread account for each such Sharing-Eligible Securitization and the most recently available Servicer Report for each such Sharing-Eligible Securitization), an amount up to the amount of such Total Enhancement Shortfall in accordance with a Release Instruction Letter, free and clear of the Lien established hereunder; and

fifth, to the Certificateholder free and clear of the Lien established hereunder.”

SECTION 2.3. Amendments to Section 8.03 of the Spread Account Agreement.

(a) Section 8.03 of the Spread Account Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“Amendments; Waivers. No amendment, modification, waiver or supplement to this Agreement or any provision of this Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto and each Rating Agency shall have received prior written notice with respect to such amendment, modification, waiver or supplement; notwithstanding the foregoing, for so long as Financial Security shall be the Controlling Party, amendments, modifications, waivers or supplements hereto, the Collateral or the Spread Account or any requirement hereunder to deposit or retain any amounts in such Spread Account or to distribute any amounts therein as provided in Section 3.03 shall be effective if made or consented to in writing by Financial Security, the Trust and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the Collateral Agent), but shall in no circumstances require the consent of the Trustee or the Noteholders.”

SECTION 2.4. Amendment to add Exhibit to the Spread Account Agreement. The attached Exhibit A hereto is added as Exhibit A to the Spread Account Agreement.

ARTICLE III

EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall be effective as of the date of this Amendment upon (i) execution and delivery by the parties hereto, (ii) delivery to Financial Security of a release of lien in form and substance satisfactory to Financial Security in which Wells Fargo releases any security interest it may have in amounts released from the Series 2006-A-F Spread Account pursuant to priority SECOND of Section 3.03(b), to the extent of amounts due to a Sharing-Eligible Securitization on such release date pursuant to clause fourth of such priority SECOND, and (iii) notice to each Rating Agency.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Spread Account Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Spread Account Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect.

SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 4.4. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Spread Account Agreement and shall not affect the construction or interpretation of this Amendment or the Spread Account Agreement or any provisions hereof or thereof.

SECTION 4.5. Additional Security Agreement. Pursuant to a Security Agreement of even date herewith, in order to secure the rights of the collateral agent for each Securitization to amounts payable to it pursuant to clause fourth of priority

SECOND of Section 3.03(b), the Trust has granted a security interest in its rights to amounts released from the Series 2006-A-F Spread Account. For the avoidance of doubt, the Amending Parties agree that such Security Agreement is a “Transaction Document.”

SECTION 4.6. Instruction to Owner Trustee. By acknowledging and accepting this Amendment, Financial Security represents to Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee of the Trust, pursuant to the Trust Agreement, that it is the Note Insurer as such term is defined in the Trust Agreement and hereby instructs such Owner Trustee to execute and deliver this Amendment on behalf of the Trust.

SECTION 4.7. Limited Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or the other Transaction Documents.

IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2006-A-F

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

FINANCIAL SECURITY ASSURANCE INC.

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Collateral Agent

By:
Name:
Title:

EXHIBIT A

LETTER OF INSTRUCTION REGARDING SPREAD ACCOUNT MONIES

Financial Security Assurance Inc.

31 West 52nd Street

New York, New York 10019

Wells Fargo Bank, National Association

Sixth Street and Marquette Avenue

MAC N9311-161,

Minneapolis, Minnesota 55479

Attention: Corporate Trust Office

All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Spread Account Agreement, dated as of July 12, 2006, as amended by Amendment No. 1, dated as of January [    ], 2008 (the “Spread Account Agreement”), by and among AmeriCredit Automobile Receivables Trust 2006-A-F (“Trust”), Financial Security Assurance Inc. (“FSA”) and Wells Fargo Bank, National Association (“Wells Fargo”).

AmeriCredit Financial Services, Inc. is the servicer (the “Servicer”), under the Series 2006-A-F Sale and Servicing Agreement. The Servicer has determined that (i) the aggregate amount of all Total Enhancement Shortfalls is $[                ], (ii) the amount that will be on deposit in the Series 2006-A-F Spread Account following all withdrawals required to be made from the Series 2006-A-F Spread Account pursuant to priorities FIRST and SECOND, clause first through third of Section 3.03(b) of the Spread Account Agreement on [                                                                                 ], 2008 (the “Distribution Date”) exceeds the Requisite Amount by $[            ] and (iii) the amounts to be released to certain other Sharing-Eligible Securitizations (each, a “Release Amount”) are set forth in the table below. The Servicer requests that, FSA, as Controlling Party, hereby direct the Collateral Agent to release the Release Amounts from the Series 2006-A-F Spread Account on the Distribution Date pursuant to clause fourth of priority SECOND of Section 3.03(b) of the Spread Account Agreement and that the Collateral Agent release the Release Amounts to the spread account for each of the following Sharing-Eligible Securitizations with respect to which there exists on such day a Total Enhancement Shortfall (based on the amount then on deposit in the spread account for each such Sharing-Eligible Securitization and the most recently available Servicer Report for each such Sharing-Eligible Securitization), an amount up to the amount of such Total Enhancement Shortfall as follows:

Securitization	Release Amount	Wiring Instructions

[The amount to be released to the AmeriCredit Automobile Receivables Trust 2006-A-F Certificateholder is $[                                                                                 ]].

[Remainder of page intentionally left blank]

This letter shall be governed by and construed in accordance with the laws of the State of New York without regard to its choice of law rules. This letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one letter.

AMERICREDIT FINANCIAL SERVICES, INC.

By:

AMERICREDIT FINANCIAL SERVICES, INC., as Servicer

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

FINANCIAL SECURITY ASSURANCE INC., as Controlling Party

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee, Trust Collateral Agent and Collateral Agent

By:
Name:
Title:

Dated: [                    ], 200[  ]